Exhibit 99.1

TransAtlantic Petroleum Announces Final Results of Voting at

2019 Annual General Meeting of Shareholders

Hamilton, Bermuda (June 5, 2019) – TransAtlantic Petroleum Ltd. (TSX: TNP) (NYSE American: TAT) (the “Company” or “TransAtlantic”) today announced the final results of the voting at its 2019 Annual General Meeting of Shareholders (“Annual Meeting”), which was held on June 4, 2019.

Annual Meeting Final Voting Results

The Company held its Annual Meeting on June 4, 2019 to (i) elect six directors to the board of directors, each to serve for a term of one year or until their respective successors are elected and qualified (“Proposal 1”), (ii) appoint RBSM LLP (“RBSM”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and to authorize the Company’s audit committee to determine their remuneration (“Proposal 2”), and (iii) approve the TransAtlantic Petroleum Ltd. 2019 Long-Term Incentive Plan (“Proposal 3”). For more information about the foregoing proposals, see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2019 (the “Proxy Statement”).

The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Proposal 1
N. Malone Mitchell 3rd	25,206,411	1,149,953	13,492	11,953,991
Bob G. Alexander	25,240,769	1,115,569	13,518	11,953,991
Charles J. Campise	25,240,960	1,115,294	13,602	11,953,991
H. Lee Muncy	25,361,131	995,203	13,522	11,953,991
Gregory K. Renwick	24,807,026	1,549,188	13,642	11,953,991
Mel G. Riggs	24,194,647	1,759,427	13,842	11,953,991

Proposal 2	37,986,044	227,446	110,357	0

Proposal 3	24,398,161	1,937,369	34,326	11,953,991

Audio Recording of Annual Meeting

An audio recording of the Annual Meeting has been uploaded and is available on the Company’s website at www.transatlanticpetroleum.com. To access the audio recording, click on “Investors”, select “Events and Presentations”, and click on “Listen” under the event listing.

About TransAtlantic

The Company is an international oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and natural gas. The Company holds interests in developed and undeveloped properties in Turkey and Bulgaria.

(NO STOCK EXCHANGE, SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Forward-Looking Statements

This news release contains statements concerning the Company’s expectations, plans, goals, objectives, assumptions, and information about future events, conditions, results of operations, and performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates, and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include, but are not limited to, access to sufficient capital; market prices for natural gas, natural gas liquids, and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids, and oil products; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which the Company carries on business, especially economic slowdowns; actions by governmental authorities; receipt of required approvals; increases in taxes; legislative and regulatory initiatives relating to fracture stimulation activities; changes in environmental and other regulations; renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; outcomes of litigation; the negotiation and closing of material contracts; and other risks described in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events, or otherwise, unless so required by applicable securities laws.

Contacts:

Tabitha Bailey

Vice President, General Counsel, and Corporate Secretary

(214) 265-4708

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 75001

http://www.transatlanticpetroleum.com

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